                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         _____________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 1994
                                                  -----------------------------


                           Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-7182                   13-2740599
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    (State or Other               (Commission              (I.R.S. Employer
    Jurisdiction of               File Number)            Identification No.)
     Incorporation)




World Financial Center, North Tower, New York, New York              10281-1332
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ----------------------------


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        (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events
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     Filed herewith is the Preliminary Unaudited Earnings Summary, as contained in a press release dated April 18, 1994, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three month period ended April 1, 1994, which will be superseded by ML & Co.'s Report on Form 10-Q for the quarter ended April 1, 1994. The results of operations set forth herein for the three month period ended April 1, 1994 are unaudited. All adjustments that are in the opinion of management necessary for a fair presentation of the results of operations for the period presented have been included. These adjustments consist of normal recurring accruals. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year. As previously reported, ML & Co. adopted effective as of the first quarter of 1993, Statement of Financial Accounting Standards No. 112 (Employers' Accounting for Postemployment Benefits) and restated first quarter 1993 financial statements to reflect the $35.4 million cumulative effect adjustment, net of applicable income taxes. In addition, the results for the first quarter of 1993 include a non-recurring charge of $103 million related to ML & Co.'s decision not to occupy certain space at its World Financial Center headquarters facility.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c) Exhibits.
          --------

          (99)    Additional Exhibits

                  (i)  Preliminary Unaudited Earnings Summary

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH & CO., INC.
                                      ---------------------------
                                              (Registrant)



                                      By: /s/ Joseph T. Willett
                                         ---------------------------------------
                                          Joseph T. Willett
                                          Senior Vice President,
                                          Chief Financial Officer


Date:  April 18, 1994

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                                 EXHIBIT INDEX
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Exhibit No.    Description                                 Page
- -----------    -----------                                 ----

(99)           Additional Exhibits
               (i) Preliminary Unaudited Earnings Summary    5



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